SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   /  X /

Filed by a Party other than the Registrant    /    /


Check the appropriate box:

/    /   Preliminary Proxy Statement   /    /  Confidential, for Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))
/  X /    Definitive Proxy Statement

/    /   Definitive additional materials

/    /   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                                  PEPSICO, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


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previously.  Identify the previous filing by registration  statement  number, or
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

PEPSICO, INC.

Purchase, New York 10577-1444

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         PepsiCo will hold its Annual Shareholders' Meeting at the headquarters of Frito-Lay, Inc., 7701 Legacy Drive, Plano, Texas, on Wednesday, May 6, 1998, at 1:00 P.M. Local Time, to:

         0  Elect directors.
         0  Approve the appointment of independent auditors.
         0 Act upon three shareholder proposals described in the attached Proxy Statement.
         0 Transact any other business that may properly come before the Meeting.

         If you own shares of PepsiCo stock as of the close of business on March 13, 1998 (the Record Date), you can vote those shares by proxy or at the Meeting.

         If you plan to attend the Meeting, please check the box on your proxy card, so that we may send you an admission card.



         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD, AND SIGN, DATE AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED. THE HOLDERS OF RECORD OF A MAJORITY OF THE OUTSTANDING SHARES MUST BE PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IN ORDER TO HOLD THE MEETING. ANY SHAREHOLDER RETURNING A PROXY MAY REVOKE IT BY VOTING AT THE MEETING.




March 27, 1998                                       ROBERT F. SHARPE, JR.
                                                              Secretary

PepsiCo, Inc.
Purchase, New York 10577-1444
                                                                  March 27, 1998


                                 PROXY STATEMENT

         The Board of Directors of PepsiCo, Inc. ("PepsiCo") is soliciting proxies to be voted at the Annual Meeting of Shareholders to be held on Wednesday, May 6, 1998, and at any adjournment of the Meeting. We are sending this Proxy Statement in connection with the proxy solicitation.

         At March 13, 1998, the record date, there were 1,488,427,405 shares of PepsiCo Capital Stock outstanding and entitled to one vote each at the Annual Meeting. These shares were registered in the names of 228,686 shareholders and, as far as we know, no person owns beneficially more than 5% of the outstanding Capital Stock.

         PepsiCo is making its first mailing of this Proxy Statement on or about March 27, 1998.


                                TABLE OF CONTENTS
                                                                                       Page

PROXY ITEM NO. 1 - ELECTION OF DIRECTORS............................................... 2

Ownership of Capital Stock by Directors and Executive Officers......................... 5
Board Meetings and Committees of the Board............................................. 5
Directors Compensation................................................................. 6
Executive Compensation
         Compensation Committee Report................................................. 6
         Summary Compensation Table.................................................... 9
         Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values......10
         Option Grants in Last Fiscal Year.............................................11
         Performance Graph.............................................................12
         Pension Plan Table............................................................12
Compliance with Exchange Act Reporting Requirements....................................13

PROXY ITEM NO. 2 - APPROVAL OF AUDITORS................................................13

PROXY ITEMS NOS. 3, 4 AND 5 - SHAREHOLDER PROPOSALS
         Location of Annual Meeting....................................................13
         Cumulative Voting.............................................................14
         Cap Non-Performance-Based Executive Compensation..............................15
Other Matters..........................................................................16
Quorum and Voting......................................................................17
1999 Shareholders' Proposals...........................................................17
General................................................................................17

                    ELECTION OF DIRECTORS (PROXY ITEM NO. 1)

          The Board of Directors proposes the following fourteen nominees for election as directors at the Annual Meeting. The directors will hold office from election until the next Annual Meeting of Shareholders, or until their successors are elected and qualified.

--------------------------------------------------------------------------------
[PHOTO]

JOHN F. AKERS, 63, former Chairman of the Board and Chief Executive Officer of International Business Machines Corporation, has been a member of PepsiCo's Board since 1991. Mr. Akers joined IBM in 1960 and was Chairman and Chief Executive Officer from 1986 until 1993. He is also a director of Hallmark Cards, Inc., Lehman Brothers Holdings, Inc., The New York Times Company, Springs Industries, Inc., W.R. Grace & Co. and Zurich Insurance Company--U.S.

--------------------------------------------------------------------------------
[PHOTO]

ROBERT E. ALLEN, 63, former Chairman of the Board and Chief Executive Officer of AT&T Corp., has been a member of PepsiCo's Board since 1990. He began his career at AT&T in 1957 when he joined Indiana Bell. He was elected President and Chief Operating Officer of AT&T in 1986, and was Chairman and Chief Executive Officer from 1988 until 1997. He is also a director of Bristol-Myers Squibb Company and Chrysler Corp.

--------------------------------------------------------------------------------
[PHOTO]

WAYNE CALLOWAY, 62, Chairman of the Board of PepsiCo from 1986 to November 1996, was elected to PepsiCo's Board in 1983. Mr. Calloway joined PepsiCo in 1967, became President and Chief Operating Officer of Frito-Lay, Inc. in 1976, and became Chairman of the Board and Chief Executive Officer of Frito-Lay in 1978. Mr. Calloway became Executive Vice President and Chief Financial Officer of PepsiCo in 1983, President and Chief Operating Officer in 1985, and Chief Executive Officer in 1986, a position he held until April 1996. Mr. Calloway is a director of Citicorp, General Electric Company and Exxon Corporation.

--------------------------------------------------------------------------------
[PHOTO]

ROGER A. ENRICO, 53, was elected as PepsiCo's Chief Executive Officer in April, and Chairman of the Board in November, 1996. Mr. Enrico has been a member of PepsiCo's Board since 1987, and was elected Vice Chairman in 1993. He joined PepsiCo in 1971, and became President and Chief Executive Officer of Pepsi-Cola USA in 1983, President and Chief Executive Officer of PepsiCo Worldwide Beverages in 1986, Chairman and Chief Executive Officer of Frito-Lay, Inc. in 1991 and Chairman and Chief Executive Officer of PepsiCo Worldwide Foods in 1992. In addition, he was Chairman and Chief Executive Officer, PepsiCo Worldwide Restaurants, from 1994 until the spin-off of PepsiCo's restaurant businesses in 1997. Mr. Enrico is a member of the Board of Directors of Dayton Hudson Corporation, the A. H. Belo Corporation and The Prudential Insurance Company of America.

--------------------------------------------------------------------------------
[PHOTO]

PETER FOY, 57, Chairman of Baring Brothers International Ltd., the corporate finance section of ING Group's investment bank, was elected to PepsiCo's Board in July 1997. He joined McKinsey & Co., Inc. in 1968, became a director and head of its U.K. Consumer Goods Practice in 1980, a managing director of McKinsey U.K. in 1983, and Senior Partner from 1990 until 1996, when he assumed his current position with Baring Brothers. Mr. Foy is also a director of ING Barings Holdings Ltd., The Peninsular and Oriental Steam Navigation Company and Dawson International plc.

--------------------------------------------------------------------------------
[PHOTO]

RAY L. HUNT, 54, Chairman and Chief Executive Officer of Hunt Oil Company and Chairman, Chief Executive Officer and President, Hunt Consolidated, Inc., was elected to PepsiCo's Board in 1996. Mr. Hunt began his association with Hunt Oil Company in 1958 and has held his current position since 1976. He is also a director of Dresser Industries, Inc., Security Capital Group, Ergo Science, Inc. and Electronic Data Systems Corporation, and a Class C Director for the Federal Reserve Bank of Dallas.

--------------------------------------------------------------------------------
[PHOTO]

JOHN J. MURPHY, 66, former Chairman of the Board and Chief Executive Officer of Dresser Industries, Inc., was elected a director of PepsiCo in 1984, and is Chairman of the Compensation Committee. Mr. Murphy joined Dresser in 1952 and was elected its Chairman and Chief Executive Officer in 1983. Mr. Murphy served as Chief Executive Officer until November 1995, and as Chairman until December 1996. He is also a director of Kerr-McGee Corporation, CARBO Ceramics Inc., and
W. R. Grace & Co.

--------------------------------------------------------------------------------
[PHOTO]

STEVEN S REINEMUND, 49, is Chairman and Chief Executive Officer of the Frito-Lay Company. He was elected a director of PepsiCo in 1996. Mr. Reinemund began his career with PepsiCo as a senior operating officer of Pizza Hut, Inc. in 1984. He became President and Chief Executive Officer of Pizza Hut in 1986, and President and Chief Executive Officer of Pizza Hut Worldwide in 1991. In 1992, Mr. Reinemund became President and Chief Executive Officer of Frito-Lay, Inc., and assumed his current position in April 1996. He is also a director of Provident Life & Accident Insurance Co. and Service Master Management Corporation.

--------------------------------------------------------------------------------
[PHOTO]

SHARON PERCY ROCKEFELLER, 53, was elected a director in 1986. She is President and Chief Executive Officer of WETA public stations in Washington, D.C., a position she has held since 1989, and was a member of the Board of Directors of WETA from 1985 to 1989. She is a member of the Board of Directors of Public Broadcasting Service, Washington, D.C. and was a member of the Board of Directors of the Corporation for Public Broadcasting until 1992. Mrs. Rockefeller has also been a Member of the Democratic National Committee.

--------------------------------------------------------------------------------
[PHOTO]

FRANKLIN A. THOMAS, 63, was elected to PepsiCo's Board in 1994. From 1967 to 1977, he was President and Chief Executive Officer of the Bedford-Stuyvesant Restoration Corporation. From 1977 to 1979 Mr. Thomas had a private law practice in New York City. Mr. Thomas was President of the Ford Foundation from 1979 to April 1996 and is currently a consultant to the TFF Study Group, a non-profit organization assisting development in southern Africa. He is also a director of ALCOA, Citicorp, Cummins Engine Company, Inc. and Lucent Technologies.

--------------------------------------------------------------------------------
[PHOTO]

P. ROY VAGELOS, 68, retired Chairman of the Board and Chief Executive Officer of Merck & Co., Inc., has been a member of PepsiCo's Board since 1992, and is Chairman of the Nominating Committee. Dr. Vagelos joined Merck in 1975 and became President and Chief Executive Officer in 1985. He became a director in 1984 and Chairman in 1986, retiring from that position in 1994. Dr. Vagelos is also a director of The Estee Lauder Companies Inc., The Prudential Insurance Company of America and Chairman of the Board of Regeneron Pharmaceuticals Inc.

--------------------------------------------------------------------------------
[PHOTO]

KARL M. VON DER HEYDEN, 61, was elected as PepsiCo's Chief Financial Officer and Vice Chairman of the Board in September 1996. Mr. von der Heyden was Co-Chairman and Chief Executive Officer of RJR Nabisco from March through May 1993 and Chief Financial Officer from 1989 to 1993. He served as President and Chief Executive Officer of Metallgesellschaft Corp. from 1993 to 1994. Mr. von der Heyden is also a director of Federated Department Stores, Inc.

--------------------------------------------------------------------------------
[PHOTO]

CRAIG E. WEATHERUP, 52, was elected a director in 1996. Mr. Weatherup is currently Chairman and Chief Executive Officer of the Pepsi-Cola Company, a position he has held since July 1996. He joined Pepsi-Cola in 1974, and became President of the Pepsi-Cola Bottling Group in 1986. He was appointed President of the Pepsi-Cola Company in 1988, President and Chief Executive Officer of Pepsi-Cola North America in 1991, and served as PepsiCo's President in 1996. Mr. Weatherup is also a director of Federated Department Stores, Inc.

--------------------------------------------------------------------------------
[PHOTO]

ARNOLD R. WEBER, 68, was elected to PepsiCo's Board in 1978, and is Chairman of the Audit Committee. Dr. Weber is Chancellor of Northwestern University and was the University's President from 1985 to 1995. He is also President of the Civic Committee of the Commercial Club of Chicago. Dr. Weber has held various government positions including Executive Director of the Cost of Living Council and Associate Director of the Office of Management and Budget. He is also a director of Aon Corp., Burlington Northern, Inc., Inland Steel Company, The Tribune Co. and Deere & Co.

--------------------------------------------------------------------------------

          If any of these nominees for director becomes unavailable, the persons named in the enclosed proxy intend to vote for any alternate designated by the present Board.

          OWNERSHIP OF CAPITAL STOCK BY DIRECTORS AND EXECUTIVE OFFICERS. The following table shows, as of March 13, 1998, the shares of PepsiCo Capital Stock beneficially owned by each director (including nominees), by each named executive officer individually, and by all directors and executive officers as a group:

            Name of Individual or                           Number of Shares
        Number of Persons in Group                      Beneficially Owned(1)(2)

     John F. Akers.................................................       35,150
     Robert E. Allen...............................................       41,964
     Wayne Calloway................................................    5,502,732
     Roger A. Enrico...............................................    1,713,933
     Peter Foy.....................................................        6,142
     Ray L. Hunt...................................................       10,224
     John J. Murphy................................................       36,116
     Steven S Reinemund............................................      651,251
     Sharon Percy Rockefeller......................................       69,152
     Franklin A. Thomas............................................       15,314
     P. Roy Vagelos................................................       46,860
     Karl M. von der Heyden........................................      245,260
     Craig E. Weatherup............................................    1,824,430
     Arnold R. Weber...............................................       51,948
     Edward V. Lahey, Jr...........................................      670,741
     All directors and executive officers as a group (19 persons)..   11,445,572
---------------------

          (1) Certain directors or executive officers share voting and investment power over 651,251 shares of PepsiCo Capital Stock with their spouses or children. The shares shown include 9,897,735 shares of PepsiCo Capital Stock which certain directors and executive officers have a right to acquire within 60 days.

          (2) The shares shown do not include 127,010 shares held by children or spouses of directors or executive officers, or by trusts for the benefit of directors or executive officers, as to which beneficial ownership is disclaimed. The shares shown also include the following number of PepsiCo Capital Stock equivalents, which are held in PepsiCo's deferred income program: John F. Akers, 3,188 shares; Robert E. Allen, 28,788 shares; Roger A. Enrico, 17,136 shares; Ray L. Hunt, 3,188 shares; John J. Murphy, 8,062 shares; Franklin A. Thomas, 7,278 shares; P. Roy Vagelos, 3,188 shares; Craig E. Weatherup, 13,860 shares; Arnold R. Weber, 4,896 shares; and all directors and executive officers as a group, 92,109 shares.

          Directors and executive officers as a group own less than 1% of outstanding Capital Stock.

          BOARD MEETINGS AND COMMITTEES OF THE BOARD. PepsiCo's Board held six regular meetings and one telephonic meeting during the year. All outside directors serve on the three Board Committees.

          The Audit Committee, which was established in 1967, held two regular meetings and one telephonic meeting in 1997. The Audit Committee reviews external and internal audit plans and activities, the Corporation's annual financial statements, and its system of internal financial controls. The Audit Committee approves the fees for audit, audit-related and nonaudit services provided by the independent auditors, and recommends to the Board the annual selection of independent auditors.

          The Compensation Committee, which has been active since 1955, held six meetings during 1997. The Compensation Committee administers PepsiCo's incentive plans, sets policies that govern executives' annual compensation and long-term incentives, and reviews management performance, compensation, development and succession.

          The Nominating Committee, which was established in 1997, held one meeting during the year. The Nominating Committee identifies candidates for future Board membership and proposes criteria for Board candidates and candidates to fill Board vacancies, as well as a slate of directors for election by the shareholders at each annual meeting. The Committee annually assesses and reports to the Board on Board and Board Committee performance and effectiveness; reviews and makes recommendations to the Board concerning the composition, size and structure of the Board and its Committees; and annually reviews and reports to the Board on Directors' compensation and benefits.

          Average attendance by incumbent directors at Board and Committee meetings was approximately 98%. No incumbent director attended fewer than 75% of the total number of Board and Committee meetings.

          DIRECTORS' COMPENSATION. Directors who are employees receive no additional pay for serving as directors. All other directors receive annual retainers of $70,000 and an annual grant of options to buy $120,000 worth of PepsiCo Capital Stock. Directors may convert up to $90,000 of their option grant into PepsiCo Capital Stock at a ratio of three options for one share. Directors may also defer payment of their retainers and stock grants. If the stock grant is deferred, the only investment option available is PepsiCo Capital Stock equivalents, payable in cash. Deferrals may not be made for less than one year.

          PepsiCo paid Wayne Calloway a salary of $500,000 during 1997 for consulting and other nonexecutive services and he was awarded a bonus of $1,500,000. Mr. Calloway also received a one-time payment of $2,000,000, recognizing his outstanding contributions to PepsiCo over a 30-year career. Mr. Calloway is a Director, and was PepsiCo's Chief Executive Officer until April 1996, and its Chairman until November 1996.

                             EXECUTIVE COMPENSATION

             Compensation Committee Report on Executive Compensation

Executive Pay Policy

         PepsiCo's executive compensation programs are designed to enable it to recruit, retain and motivate a large group of talented and diverse domestic and international executives. This is essential for PepsiCo to achieve its challenging worldwide performance objectives and to continue to achieve outstanding shareholder returns. As a result, the Committee has determined that executive compensation opportunities, including those for PepsiCo's Chief Executive Officer ("CEO"), should create incentives for superior performance and consequences for below target performance.

         The Compensation Committee annually examines short-term and long-term compensation levels for the CEO and other senior executives against a survey of the compensation practices of a group of leading consumer product companies. This review is validated against surveys of the compensation practices of a broader range of major companies, including the Fortune 50. Together these companies are referred to as the "survey companies." These reviews also compare PepsiCo's short and long-term results with the performance of the survey companies, to ensure a pay for performance linkage. The survey companies include some, but not all, of the companies covered in the Standard & Poor's 500 Beverage, Food and Restaurant Indices included on the Performance Graph on page 12.

         The Committee believes that our executive compensation programs have met their objectives. PepsiCo has been able to attract and retain the executive talent necessary to support a corporation with a long-term history of strong sales growth and superior shareholder returns.

Specific Compensation Programs

         PepsiCo's executive compensation mix includes a base salary, annual cash bonus awards, and long-term incentive compensation in the form of performance units and stock options. Overall, these programs are intended to be performance-oriented, with the principal portion of executive compensation opportunities tied to achievement of earnings and cash flow objectives and long-term shareholder returns. It is the Committee's intention that substantially all executive compensation be deductible for federal income tax purposes.

         Salary ranges for the CEO and the other executive officers are based on the underlying accountabilities of each executive's position, which are reviewed on a regular basis and benchmarked against similar positions among the survey companies. These salary ranges are targeted at the upper end of salaries for similar positions at the survey companies. However, individual salaries are capped at $1 million.

         Bonus awards for PepsiCo's CEO and executive officers are paid based on PepsiCo's overall performance against specified earnings targets set in advance in accordance with the shareholder approved 1994 Executive Incentive Compensation Plan. The amount of the award an executive is eligible to receive will increase if higher earnings per share targets are achieved. No payment will be made if the minimum earnings target is not met. Once those earnings targets are achieved, the Committee exercises its discretion to determine the exact amount of the bonus to be paid to each executive officer. In determining the bonus of executive officers other than the CEO, the Committee considers PepsiCo's earnings and cash performance as well as subjective personal factors such as quality of strategic plans, organizational and management development and special project or idea leadership. The CEO's bonus is based on the Committee's subjective assessment of a broad range of performance measures, including PepsiCo's financial results, strategic position, market share and performance compared to the broad range of companies included in the survey companies.

         Long-term awards, made under the shareholder approved 1994 Long-Term Incentive Plan (the "LTIP"), have generally been granted every other year in the form of performance units and stock options. Pro rata and special awards have been made off-cycle to participants who are promoted or newly hired. Performance units are paid after four years based on achieving earnings per share growth targets set in advance by the Committee. Stock options are granted at market value on the date of grant and increase in value only to the extent of appreciation in PepsiCo's Capital Stock. Most become exercisable at the end of four years, and are exercisable thereafter for six years. PepsiCo's CEO and, in general, other executive officers are given the opportunity to choose the mix of performance units and stock options in their long-term awards. The CEO and most executives have elected 100% stock options.

         PepsiCo's executives may also participate in the Company's benefit programs, including the Company's retirement plans, its medical, savings and other benefit plans and its SharePower Stock Option Plan, under which all full-time employees receive grants of options to purchase shares of PepsiCo stock equal in amount to 10% of that individual's previous year's salary and bonus. Executive officers receive their annual SharePower awards under the LTIP. In addition, executives are eligible to participate in the Company's income deferral programs.

Performance Evaluation

         The Committee meets without the CEO to evaluate his performance, and with the CEO to evaluate the performance of other executive officers. The 1997 salaries, bonuses and long-term incentive awards for the corporation's CEO and executive officers set forth on page 9 were reviewed and approved at meetings of the Compensation Committee held during 1997 and in January 1998.

         In November 1997, at Mr. Enrico's request, the Committee approved a reduction in Mr. Enrico's annual salary from $900,000 to $1, and recommended to the Board of Directors that it consider using the savings to support front line employees. In January 1998, the Board approved annual charitable contributions of approximately $1,000,000 to fund additional scholarships for children of PepsiCo's front line employees.

         Decisions on executive officers' salaries and salary increases were based on individual performance evaluations. As described above, decisions on senior executive officers' bonus awards were based on PepsiCo's performance against earnings and cash flow results and on individual performance.

         The primary performance measures used to determine the CEO's 1997 bonus award were earnings and cash flow results, the strength of PepsiCo's strategic position, spin-off of PepsiCo's restaurant businesses, and its five-year earnings per share growth and total return to shareholders as compared to the survey companies. The overall performance measures were not assigned specific weights, but rather were weighted subjectively by each member of the Compensation Committee. PepsiCo's fiscal 1997 earnings per share (before one time charges) increased 20%.

         Long-term incentive awards were not granted in 1997 to the executive officers except Mr. von der Heyden, who received an option grant in connection with the extension of his employment period with PepsiCo.

         The Performance Graph on page 12 compares PepsiCo's five year cumulative total return to the Standard & Poor's 500 Stock Index and the Standard & Poor's 500 Beverage, Food and Restaurant Indices. The comparisons reflect PepsiCo's spin-off of its restaurant businesses effective October 6, 1997. PepsiCo's compounded annual total shareholder return for the five years ended December 27, 1997 was 14.5%.

                             COMPENSATION COMMITTEE:


               JOHN F. AKERS               SHARON PERCY ROCKEFELLER
               ROBERT E. ALLEN             FRANKLIN A. THOMAS
               PETER FOY                   P. ROY VAGELOS
               RAY L. HUNT                 ARNOLD R. WEBER
               JOHN J. MURPHY


                                          Summary Compensation Table
                                          --------------------------
                                                                                        Long-Term
                                            Annual Compensation                        Compensation
                               ---------------------------------------------------------------------------
                                                                                  Awards        Payouts
                                                                                --------------------------
                                                                                Securities
                                                                                  Under-
                                                                                  lying       Long-Term        All Other
Name and Principal                        Salary                  Other Annual    Options   Incentive Plan    Compensation
Position                        Year        ($)      Bonus ($)  Compensation($)   (#)(1)      Payouts ($)        ($)(2)
--------------------------      -----    --------   ---------   ---------------  ---------    -----------      -----------

Roger A. Enrico                 1997       900,000     1,800,000    106,559(3)       0             0             2,051
Director; Chairman of the       1996       880,500     1,300,000    910,408(3)    1,864,303    1,745,029(4)      2,281
   Board and Chief              1995       771,539       784,690    113,885(3)        5,985        0             2,638
   Executive Officer

Steven S Reinemund (5)          1997       750,000     1,044,300      8,860          0             0               0
Director; Chairman and          1996       715,769     1,053,005      7,263       1,231,116      120,940(4)        0
   Chief Executive Officer,     1995          -           -              -             -             -               -
   Frito-Lay Company

Craig E. Weatherup (5)          1997       750,000     1,134,150     133,822(3)       0            0            15,402(6)
Director; Chairman and          1996       723,346       925,025      59,553(3)   1,169,441        0             5,789(6)
   Chief Executive Officer,     1995          -           -              -             -           -               -
   Pepsi-Cola Company

Karl M. von der Heyden (7)      1997       550,000       855,530       0            107,630        0               0
Director; Vice Chairman and     1996       158,654       200,000       0            215,260        -               0
   Chief Financial Officer      1995          -           -            -               -           -               -

Edward V. Lahey, Jr.            1997       433,615       550,000      11,013          0            0               946
Senior Vice President,          1996       411,636       233,435      21,523        177,192        0             1,211
   General Counsel and          1995       388,269       315,900      10,816          2,723        0             1,643
   Secretary (Retired)
---------------

          (1) Options have been adjusted to reflect the spin-off of certain of PepsiCo's restaurant businesses in October 1997.

          (2) PepsiCo pays a portion of the annual cost of life insurance policies on the lives of its key employees. These amounts are included here. If a covered employee dies while employed by PepsiCo, PepsiCo is reimbursed for its payments from the proceeds of the policy.

          (3) This amount includes benefits from the use of corporate transportation ($68,552 in 1997; $92,929 in 1996; and $65,612 in 1995 for Mr.
Enrico; $106,310 in 1997; and $35,435 in 1996 for Mr. Weatherup. It also includes reimbursement of $777,311 relocation and tax related expenses incurred by Mr. Enrico in connection with his new responsibilities as Chairman and Chief Executive Officer in 1996).

          (4) This amount vested as a result of PepsiCo's achievement of a predetermined cumulative earnings per share growth target over a four-year period. Mr. Enrico deferred payment of this amount.

          (5) Mr. Reinemund and Mr. Weatherup were not executive officers of PepsiCo in 1995.

          (6) Of this amount, $1,248 is for life insurance (see (2))and $14,154 is preferential earnings on income deferred by Mr. Weatherup since 1986. In 1996, these amounts were $1,471 and $4,318 respectively. In order to earn a preferential return, Mr. Weatherup elected a risk feature under which, if he terminated his employment, he would forfeit all his deferred income. Earnings for 1997 on Mr. Weatherup's deferred income were for four quarters.

          (7) Mr. von der Heyden began his employment with PepsiCo as Vice Chairman and Chief Financial Officer in September 1996.

                            Aggregated Option Exercises in Last Fiscal Year
                                      and FY-End Option Values(1)
                            -----------------------------------------------

                             Shares Ac-                  Number of Securities Under-
                             quired on      Value        lying Unexercised Options at     Value of Unexercised In-the-
          Name              Exercise(#)   Realized                 FY-End                   Money Options at FY-End(2)
---------------------       -----------   --------       ----------------------------     ----------------------------
                                                         Exercisable    Unexercisable     Exercisable     Unexercisable
                                                         -----------    -------------     -----------     -------------
Roger A. Enrico                  0             0          1,783,581       1,975,382       51,741,782       14,759,434

Steven S Reinemund               0             0            620,067       1,964,494       13,635,634       20,666,594

Craig E. Weatherup            293,177      8,196,329      1,381,690       2,176,067       34,577,371       30,924,693

Karl von der Heyden              0             0            215,260         107,630        1,680,272            0

Edward V. Lahey, Jr.             0             0            704,507         363,553       17,679,327        4,316,912


----------

          (1) Options have been adjusted to reflect the spin-off of certain of PepsiCo's restaurant businesses in October 1997.

          (2) The closing price of PepsiCo Capital Stock on December 26, 1997, the last trading day prior to PepsiCo's fiscal year end, was $34.75.


                                         Option Grants in Last Fiscal Year
                                         ---------------------------------


                                                                                    Potential Realizable Value
                                                                                     at Assumed Annual Rates
                                                                                  of Stock Price Appreciation for
                               Individual Grants                                           Option Term

------------------------------------------------------------------------------  -------------------------------------
                            Number of
                            Securities     % of Total
                              Under-        Options      Exercise
                              lying        Granted to    or Base
                             Options      Employees in    Price     Expiration
          Name             Granted (#)    Fiscal Year     ($/Sh)       Date        5% ($)(1)        10% ($)(1)
-----------------------     ----------     -----------    ---------  ----------    ---------        ----------


Roger A. Enrico                 0              -            -           -              -                 -

Steven S Reinemund              0              -            -           -              -                 -

Craig E. Weatherup              0              -            -           -              -                 -

Karl M. von der Heyden      107,630(2)       3.984       36.7580     9/25/07       2,488,073         6,305,265

Edward V. Lahey, Jr.            0              -            -           -              -                 -


----------

          (1) The 5% and 10% rates of appreciation were set by the SEC and are not intended to forecast future appreciation, if any, of PepsiCo's stock. If PepsiCo's stock does not increase in value, then the option grants described in the table will be valueless.

          (2) These options become exercisable on December 31, 1998.

         PERFORMANCE GRAPH. The graph below shows the five-year cumulative total return of PepsiCo Capital Stock as compared with Standard & Poor's 500 Stock Index and the weighted average of Standard & Poor's 500 Beverage (Soft Drink), Food and Restaurant Indices. The peer group composite index weighting is based on 1997 sales. For the fourth quarter of 1997, it excludes the Restaurant Index, due to PepsiCo's spin-off of certain of its restaurant businesses effective October 6, 1997.

                                CUMULATIVE TOTAL RETURN,
                           using quarterly revenue weightings


                         Dec-92    Dec-93    Dec-94    Dec-95    Dec-96   Dec-97
                         ------    ------    ------    ------    ------   ------

PepsiCo, Inc.              $100      $100       $90      $142      $151     $196

S&P 500                    $100      $110      $112      $153      $189     $252

S&P Avg. of Ind. Grps.     $100      $106      $113      $163      $188     $244


                               Pension Plan Table
                               ------------------

         When an executive retires at the normal retirement age (65), the approximate annual benefits payable after January 1, 1998 for the following pay classifications and years of service are:

                         Remuneration                    Years of Service
                  ------------------ -------------- --------------- -------------- --------------
                                           25              30             35             40
                                     -------------- --------------- -------------- --------------

                    $500,000               221,780         246,130        270,490        295,490
                    $750,000               334,280         371,130        407,990        445,490
                  $1,000,000               446,780         496,130        545,490        595,490
                  $1,250,000               559,280         621,130        682,990        745,490
                  $1,500,000               671,780         746,130        820,490        895,490
                  $1,750,000               784,280         871,130        957,990      1,045,490
                  $2,000,000               896,780         996,130      1,095,490      1,195,490
                  $2,250,000             1,009,280       1,121,130      1,232,990      1,345,490
                  $2,500,000             1,121,780       1,246,130      1,370,490      1,495,490

          The pay covered by the Pension Plans noted below is based on the salary and bonus shown in the Summary Compensation Table on page 9 for each of the named executive officers. The years of credited service as of January 1, 1998 for the executive officers named on the Summary Compensation Table who are eligible for retirement benefits are as follows: Roger A. Enrico -- 26 years; Steven S Reinemund -- 13 years; Craig E. Weatherup -- 23 years; and Edward V. Lahey, Jr. -- 32 years.

         Computation of Benefits. PepsiCo's executive officers generally participate in PepsiCo's Retirement Plan and PepsiCo's Pension Equalization Plan (which was adopted in 1975 to provide benefits that would have been payable under the Retirement Plan except for ERISA limitations). The annual benefits payable under these two Pension Plans to employees with 5 or more years of service at age 65 are, for the first 10 years of credited service, 30% of the employee's highest consecutive five-year average annual earnings plus an additional 1% of the employee's highest consecutive five-year average annual earnings for each additional year of credited service over 10 years, less .43% of final average earnings not to exceed Social Security covered compensation multiplied by years of service (not to exceed 35 years).

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16 of the Securities Exchange Act of 1934 requires PepsiCo's directors and executive officers to file reports of ownership and changes in ownership of PepsiCo Capital Stock. To the best of PepsiCo's knowledge, all required forms were filed on time, except that Securities and Exchange Commission Form 3 was not filed within the 10-day period following Sean F. Orr's appointment as PepsiCo's Senior Vice President and Controller, and one transaction by Mr. Orr in PepsiCo Capital Stock was not timely reported on Form 4. The omission was subsequently discovered and reported on Form 5. Also, one transaction by a corporation, the stock of which is held, indirectly through a series of corporations, by trusts for the benefit of Ray L. Hunt and his family, was not timely reported on Form
4. Once discovered, the omission was reported on Form 5.

                     APPROVAL OF AUDITORS (PROXY ITEM NO. 2)

         The Audit Committee recommends that KPMG Peat Marwick LLP continue as PepsiCo's independent auditors for 1998. They have been PepsiCo's independent auditors since 1990. They were paid approximately $6.7 million for audit and audit-related services rendered for 1997. Representatives of KPMG Peat Marwick LLP will be available to answer questions at the Annual Meeting and are free to make statements during the meeting.

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS RESOLUTION.

                             SHAREHOLDERS' PROPOSALS

         If proposals are submitted by more than one shareholder, PepsiCo will only list the primary filer's name, address and number of shares held. We will provide oral or written information about co-filers promptly if we receive an oral or written request for the information.

                   Annual Meeting Location (Proxy Item No. 1)
                   ------------------------------------------

          Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Washington, D.C. 20037, who owns 900 shares of PepsiCo Capital Stock, has advised PepsiCo that she intends to introduce the following resolution for the reasons stated:

         "RESOLVED: That the stockholders of PepsiCo recommend that the Board take the necessary steps to rotate PepsiCo's annual meeting each year between cities where PepsiCo, Frito-Lay and/or Pepsi-Cola have a significant presence and/or a large concentration of shareowners.

         REASONS: Many major corporations such as Westinghouse, IBM, GE, A.T.T., Xerox, Bell Atlantic and many others rotate on a regular basis. Chrysler, Ford and GM ALL have adopted OUR resolution to rotate their annual meetings.

         Owners in other parts of the country also should have the opportunity to meet officers and directors of the Company.

         If you AGREE, please mark your proxy FOR this resolution."

         BOARD OF DIRECTORS' RESPONSE: At the time of the 1998 meeting, PepsiCo's World Headquarters in Purchase will be undergoing construction so that it can accommodate more employees. This makes a shareholders' meeting in Purchase much less cost efficient, and, as a result, the Board has determined that this would be a good opportunity to hold the meeting at Frito-Lay's headquarters and make it accessible to Dallas-area shareholders and employees. However, holding annual meetings in different locations every year is neither cost effective nor the best use of management resources.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THIS RESOLUTION.


                      Cumulative Voting (Proxy Item No. 4)
                      ------------------------------------

         John J. Gilbert, who owns 1,536 shares of PepsiCo Capital Stock, and Margaret R. and/or John J. Gilbert, trustees U/W of Caston J. Gilbert, which trust holds 3,800 shares of PepsiCo Capital Stock, 29 East 64th Street, New York, New York 10021-7043, have advised PepsiCo of their intention to introduce from the floor the following resolution for the reasons stated:

         "RESOLVED: That the stockholders of PepsiCo, Inc., assembled in annual meeting in person and by proxy, hereby request the Board of Directors to take the steps necessary to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.

         REASONS: Continued strong support along the lines we suggest were shown at the last annual meeting when 26.24%, 15,593 owners of 271,506,848 shares, were cast in favor of this proposal. The vote against included 12,292 unmarked proxies.

         California law still requires that unless stockholders have voted not to have cumulative voting they will have it. Ohio also has the same provision.

         The National Bank Act provides for cumulative voting. Companies get around it by forming holding companies without cumulative voting. We were delighted to see the SEC has finally taken action to prevent bad directors from being on boards of public companies. The SEC should have hearings to prevent such persons becoming directors before they harm investors.

         Many successful corporations have cumulative voting. Example, Pennzoil defeated Texaco in that famous case. Texaco's recent problems might have also been prevented with cumulative voting, getting directors on the board to prevent such things. Ingersoll-Rand, also having cumulative voting, won two awards. Further, Union Pacific is a good example having troubles with their freight shipments, which are backed up for a month. The merger with Southern Pacific is part of the excuse. Just last year, Union Pacific took away cumulative voting.

         Lockheed-Martin, as well as VWR Corporation, now have a provision that if anyone has 40% or more of the shares cumulative voting applies: it does apply at the latter company.

         In 1995 American Premier adopted cumulative voting. Allegheny Power System tried to take away cumulative voting and put in a stagger system of electing directors, and stockholders defeated it, showing stockholders are interested in their rights. Hewlett Packard, a very successful company, also has cumulative voting.

         Another reason to have cumulative voting is to get directors on the board who will see that the stockholders have the right to even up fractions, as so desired (like Culbro did), instead of simply getting cash and having to figure the cost, which avoids accounting problems.

         If you agree, please mark your proxy FOR this resolution; otherwise it is automatically cast against it, unless you have marked to abstain."

         BOARD OF DIRECTORS' RESPONSE: Resolutions about cumulative voting submitted by this shareholder at previous annual meetings have been defeated by a wide margin. The present system of voting for the election of directors, under which the holders of a majority of the shares elect a Board representing all shareholders, has served well and avoids the conflict created where a director is elected by a narrow constituency.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THIS RESOLUTION.


Cap Non-Performance-Based Executive Compensation at $1 Million (Proxy Item No.5)
--------------------------------------------------------------------------------

         The International Brotherhood of Teamsters General Fund, 25 Louisiana Avenue, N.W., Washington, D.C. 20001, which owns 100 shares of PepsiCo Capital Stock, has submitted the following resolution for the reasons stated:

         "Resolved: That the shareholders of PepsiCo, Inc. request that the Board of Directors establish a policy that no executive will be compensated more than $1 million per year, regardless of when such compensation is paid, unless the compensation is paid in accordance with a performance-based plan disclosed to shareholders and approved by a majority of the vote in a separate shareholder vote before the payment of the compensation.

     Supporting Statement:

         Recently the New York Times ran an investigative series which focused on deferred compensation which can be a detriment to shareholders in a number of ways.

         Deferred compensation can obscure the exact extent of compensation. For example, the company may choose to pay above market interest rate on such compensation.

         Deferred compensation can also prevent shareholders from exercising their right to vote on certain compensation plans. Internal Revenue Code
     Section 162(m) which eliminated the business expense deduction for annual compensation of over $1 million, with some exceptions, was designed to give shareholders the ability to rein in excessive executive compensation. In approving this law, Congress did not declare that executives be paid less than $1 million. Rather, Congress said that shareholders must approve performance-based compensation package of more than $1 million to preserve tax advantages.

         One loophole corporate lawyers have exploited to avoid paying taxes and at the same time to avoid seeking shareholder approval has been to put ever-increasing amounts in deferred compensation. This seems to circumvent part of the intent of the IRS Code by depriving shareholders of their prerogative to vote.

         Board members are closest to executive performance, yet Pepsi's unusual board and committee structure may serve to create a board that is disinclined to challenge such packages. The fact that there is no independent nominating committee, for example, allows executives a great deal of power in selecting who will make compensation decisions. The current compensation committee is made up of a number of executives and former executives, who themselves have faced criticism for their pay packages. Deferred compensation should not be used as a way to obscure compensation figures or to deprive shareholders of their right to make such decisions.

         Last year this proposal drew 75,000,000 votes at Pepsi.

         For the above reasons we urge you to vote FOR the proposal."

         BOARD OF DIRECTORS' RESPONSE: As shown on page 9, all of PepsiCo's senior executives are paid non-performance based compensation--a salary--of less than $1 million. All bonus and long-term incentives paid to executive officers are tied to performance-based compensation plans approved by shareholders in 1987 and 1994.

         All compensation deferred by PepsiCo's executive officers is fully deductible and deferral of performance-based awards is consistent with the deferral feature of shareholder approved compensation plans.

         PepsiCo's Board of Directors believes it has an effective, independent Board and Committee structure. The Board Committees, which are each comprised of all outside directors, include a recently formed Nominating Committee.

         Last year this same proposal was overwhelmingly defeated.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THIS RESOLUTION.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Meeting. If matters other than the ones listed in this Proxy Statement arise at the Meeting, the persons named in the proxy will vote the shares represented by the proxy according to their judgment.

                                QUORUM AND VOTING

         QUORUM. Under North Carolina law, abstentions and broker nonvotes are counted to determine whether a quorum is present at the Meeting. (Under New York Stock Exchange rules, a broker may, if the broker does not have instruction from a beneficial owner, vote shares on routine proposals. A broker does not have discretionary voting power with respect to nonroutine proposals, such as a merger. If the broker has not received voting instructions regarding nonroutine proposals from the beneficial owner, the broker cannot vote on those proposals. This is referred to as a broker nonvote.)

         VOTING. Any shareholder returning a proxy may revoke it by casting a ballot at the Meeting. Any proxy not revoked will be voted as specified by the shareholder. If no choice is indicated, a proxy will be voted in accordance with the Board of Directors' recommendations.

         Under PepsiCo's By-Laws, at all shareholder meetings, with a quorum present, matters shall be decided by the vote of the holders of a majority of the shares of Capital Stock present in person or by proxy and entitled to vote (except that Directors shall be elected by a majority of votes cast). Abstentions are not counted as "for" or "against" votes, but are counted in the total number of votes present and entitled to vote for passage of a proposal. This has the effect of requiring a higher vote for passage. Broker nonvotes are not shares entitled to vote, are not counted in the total number of votes, and have no effect on the outcome of voting.

         Shares held in PepsiCo's Employee Stock Ownership Plan (the "ESOP") cannot be voted unless a proxy card is signed and returned. If cards representing shares held in the ESOP are not returned, the trustees will vote those shares in the same proportion as the shares for which signed cards are returned by other participants.

         CONFIDENTIALITY. PepsiCo's policy is that proxies identifying individual shareholders are private except as necessary to determine compliance with law or assert or defend legal claims, or in a contested proxy solicitation, or in the event that a shareholder makes a written comment on a proxy card or an attachment to it. PepsiCo retains an independent organization to tabulate shareholder votes and certify voting results.

                          1999 SHAREHOLDERS' PROPOSALS

         PepsiCo welcomes comments or suggestions from its shareholders. If a shareholder wants to have a proposal formally considered at the 1999 Annual Shareholders' Meeting, and included in the Proxy Statement for that Meeting, we must receive the proposal in writing on or before November 27, 1998.

                                     GENERAL

         PepsiCo will pay the costs relating to this Proxy Statement, the proxy and the Annual Meeting.

         In addition to the solicitation of proxies by mail, PepsiCo intends to ask brokers and bank nominees to solicit proxies from their principals and will pay the brokers and bank nominees their expenses for the solicitation.

         To be sure that we have the necessary quorum to hold the Annual Meeting, PepsiCo has hired the firm of Georgeson & Company, Inc. to help in soliciting proxies by mail, telephone and personal interview for fees estimated at approximately $21,000.

         Employees of PepsiCo may also solicit proxies. They will not receive any additional pay for the solicitation.

         The Annual Report to Shareholders for 1997 and financial statements were mailed with this Proxy Statement or were previously delivered to shareholders and are not part of the material for the solicitation of proxies. To reduce postage costs, we sent materials at bulk mail rates. If you have not received the Annual Report by the time you receive your Proxy Statement, please write or call PepsiCo's Manager of Shareholder Relations, at PepsiCo, Inc., Purchase, NY 10577 or (914) 253-3055.

         Please complete, sign, and date the enclosed proxy card, which can be revoked by voting at the meeting, and mail it promptly in the enclosed postage-paid envelope.

                                      By order of the Board of Directors,

                                                     ROBERT F. SHARPE, JR.

                                                                 Secretary

                            APPENDIX -- PROXY CARD 1


                                 PEPSICO, INC.

                                March 27, 1998






                       YOUR PROXY CARD IS ATTACHED BELOW.

       PLEASE READ THE ENCLOSED PROXY STATEMENT, THEN VOTE AND RETURN THE
                       CARD AT YOUR EARLIEST CONVENIENCE.




       NOTE: PEPSICO, INC.'S ANNUAL MEETING WILL BE HELD IN PLANO, TEXAS






                                                 V  FOLD AND DETACH HERE  V                        (See reverse side for directions)

-----------------------------------------------------------------------------------------------------------------------------------

/  X  /  PLEASE MARK
         VOTES AS IN
         THIS EXAMPLE
-----------------------------------------------------------------------------------------------------------------------------------

  THE BOARD OF DIRECTORS RECOMMENDS A            THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 3, 4 and 5.
        VOTE FOR ITEMS 1 AND 2.
--------------------------------------    -----------------------------------------------------------------------------------------

  1.Election of Directors Nominees:
    J.F. Akers, R.E. Allen
    W. Calloway, R.A. Enrico, P. Foy,
    R.L. Hunt,
    J.J. Murphy,
    S.S  Reinemund,            FOR    WITHHELD                                    FOR   AGAINST  ABSTAIN
    S.P. Rockefeller,         /   /    /   /      3. Shareholder Proposal         /  /     /  /    /  /
    F.A. Thomas,                                  (Proxy Statement p. 13)
    P.R. Vagelos,
    K.M. von der Heyden,
    C.E. Weatherup,
    A.R. Weber.
                                                  4. Shareholder Proposal         /  /     /  /     /  /
                                                    (Proxy Statement p. 14)


      ------------------------------------
      WITHHELD FOR: (Write that nominee's
      name above.)                                5. Shareholder Proposal         /  /     /  /     /  /
                                                     Proxy Statement p. 15)
2.   Approval of   /   /   /   /     /   /
     Auditors      FOR    AGAINST   ABSTAIN

                                                WHERE NO VOTING INSTRUCTIONS ARE GIVEN, THE       I PLAN TO ATTEND MEETING
                                                SHARES REPRESENTED BY THIS PROXY WILL BE          If you check this box to the /  /
                                                VOTED FOR ITEMS 1 AND 2 AND VOTED                 right an admission card will
                                                AGAINST ITEMS 3, 4 AND 5.                         be sent to you



                                                Receipt is hereby acknowledged of the PepsiCo Notice of Meeting and Proxy
                                                Statement. IMPORTANT: Please sign exactly as your name or names appear on this Proxy. Where shares are held jointly, both holders should sign. When signing as  attorney,  executor, administrator, trustee or guardian,  please give your full title as such.  If the holder is a  corporation,  execute in full
                                                corporate   name  by  authorized officer.


Signature----------------------------------     Date------------    Signature------------------------------------- Date -----------

                      DIRECTIONS TO FRITO-LAY HEADQUARTERS
                         7701 LEGACY DRIVE, PLANO, TEXAS



                 [LOCAL AREA MAP, SHOWING RECOMMENDED ROUTES TO
                     FRITO-LAY HEADQUARTERS, APPEARS HERE.]


FROM DFW AIRPORT:

Approximately 15 miles
Exit Airport to the north following directions to S.H. 121
Curve to right onto S.H. 121
Follow S.H. 121 beyond Lewisville and The Colony to Legacy Drive
Turn right at signal onto Legacy Drive
Take second turn to the right into Frito-Lay near flags

FROM NORTH DALLAS AREA:

Approximately 13 miles
Off 635 (LBJ Freeway), exit Dallas North Tollway going north
Follow Tollway approximately 13 miles
Turn left at signal onto Legacy Drive
Go approximately 1/2 mile and turn left into Frito-Lay near flags

FROM DOWNTOWN:

Approximately 30 miles
Follow Dallas North Tollway to Legacy Drive
Turn left and follow Legacy Drive approximately 1 mile
Turn left into Frito-Lay near flags



                                  PEPSICO, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                   May 6, 1998
        THIS PROXY IS SOLICITED ON BEHALF OF PEPSICO'S BOARD OF DIRECTORS

          The undersigned hereby appoints Roger A. Enrico and Robert F. Sharpe, Jr., and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of PepsiCo, Inc. Capital Stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of PepsiCo, Inc., in Plano, Texas, on Wednesday, May 6, 1998 at 1:00 P.M., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

         PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

                                      (Continued and to be signed on other side)

                                  PROXY CARD 2


                                 PEPSICO, INC.

                                March 27, 1998






                       YOUR PROXY CARD IS ATTACHED BELOW.

       PLEASE READ THE ENCLOSED PROXY STATEMENT, THEN VOTE AND RETURN THE
                       CARD AT YOUR EARLIEST CONVENIENCE.





        NOTE: PEPSICO, INC.'S ANNUAL MEETING WILL BE HELD IN PLANO, TEXAS





                                                 V  FOLD AND DETACH HERE  V                        (See reverse side for directions)

-----------------------------------------------------------------------------------------------------------------------------------

/  X  /  PLEASE MARK
         VOTES AS IN
         THIS EXAMPLE
-----------------------------------------------------------------------------------------------------------------------------------

  THE BOARD OF DIRECTORS RECOMMENDS A            THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 3, 4 and 5.
        VOTE FOR ITEMS 1 AND 2.
--------------------------------------    -----------------------------------------------------------------------------------------

  1.Election of Directors Nominees:
    J.F. Akers, R.E. Allen
    W. Calloway, R.A. Enrico, P. Foy,
    R.L. Hunt,
    J.J. Murphy,
    S.S  Reinemund,            FOR    WITHHELD                                        FOR   AGAINST  ABSTAIN
    S.P. Rockefeller,         /   /    /   /        3. Shareholder Proposal          /  /     /  /    /  /
    F.A. Thomas,                                       (Proxy Statement p. 13)
    P.R. Vagelos,
    K.M. von der Heyden,
    C.E. Weatherup,
    A.R. Weber.
                                                    4. Shareholder Proposal         /  /     /  /     /  /
                                                       (Proxy Statement p. 14)


      ------------------------------------
      WITHHELD FOR: (Write that nominee's
      name above.)                                  5. Shareholder Proposal         /  /     /  /     /  /
                                                       Proxy Statement p. 15)
2.   Approval of   /   /   /   /     /   /
     Auditors      FOR    AGAINST   ABSTAIN

                                                WHERE NO VOTING INSTRUCTIONS ARE GIVEN, THE
                                                SHARES REPRESENTED BY THIS PROXY WILL BE
                                                VOTED FOR ITEMS 1 AND 2 AND VOTED
                                                AGAINST ITEMS 3, 4 AND 5.



                                                Receipt is hereby acknowledged of the PepsiCo Notice of Meeting and Proxy
                                                Statement. IMPORTANT: Please sign exactly as your name or names appear on this Proxy. Where shares are held jointly, both holders should sign. When signing as  attorney,  executor, administrator, trustee or guardian,  please give your full title as such.  If the holder is a  corporation,  execute in full
                                                corporate   name  by  authorized officer.


Signature----------------------------------     Date------------    Signature------------------------------------- Date -----------

                                  PEPSICO, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                   May 6, 1998
        THIS PROXY IS SOLICITED ON BEHALF OF PEPSICO'S BOARD OF DIRECTORS

          The undersigned hereby appoints Roger A. Enrico and Robert F. Sharpe, Jr., and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of PepsiCo, Inc. Capital Stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of PepsiCo, Inc., in Plano, Texas, on Wednesday, May 6, 1998 at 1:00 P.M., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

         PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

                                      (Continued and to be signed on other side)